UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  April 19, 2022

BLOOMIN’ BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35625	20-8023465
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2202 North West Shore Boulevard, Suite 500, Tampa, FL 33607
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code  (813) 282-1225

 N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class		Trading Symbol(s)	Name of each exchange on which registered
Common Stock	$0.01 par value	BLMN	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 19, 2022, the stockholders of Bloomin’ Brands, Inc. (the “Company”) approved amendments to the Company’s Third Amended and Restated Certificate of Incorporation (the “Charter”) to remove supermajority voting requirements in the Charter and make non-substantive and conforming changes, including removal of certain provisions related to investment funds that no longer have the requisite ownership interest in the Company (the “Supermajority Amendment”). In order to implement the Supermajority Amendment, the Company filed the Fourth Amended and Restated Certificate of Incorporation with the Division of Corporations of the State of Delaware on April 20, 2022.

As a result of the implementation of the Supermajority Amendment, each supermajority voting requirement in the Charter will be removed and replaced by a simple majority voting requirement.

The foregoing summary of the Supermajority Amendment and Fourth Amended and Restated Certificate of Incorporation does not purport to be complete and is qualified in its entirety by the full text of the Fourth Amended and Restated Certificate of Incorporation, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.

On April 19, 2022, the Company held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). A total of 81,189,434 shares of Common Stock, representing 90.58% of the shares outstanding and eligible to vote and constituting a quorum, were represented in person or by valid proxies at the Annual Meeting. The results of voting on each of the matters submitted to a vote of security holders at the Annual Meeting are as follows:

1.Stockholders elected each of the following two nominees as a director to serve for a term to expire at the 2023 Annual Meeting and until their successors have been duly elected and qualified, as set forth below.

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Tara Walpert Levy	60,049,490	12,239,998	54,640	8,845,306
Elizabeth A. Smith	69,056,516	3,230,910	56,702	8,845,306

2.Stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 25, 2022, as set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
79,450,294	1,619,980	119,160	—

3.Stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
71,405,741	836,589	101,798	8,845,306

4.Stockholders approved the amendments to the Company’s Charter to eliminate supermajority voting provisions, as set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
71,634,652	667,461	42,015	8,845,306

5.Stockholders did not approve the amendments to the Company’s Charter to provide stockholders holding 25% or more of our common stock with the right to request a special meeting of stockholders, as set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
66,191,991	388,488	5,763,649	8,845,306

6.Stockholders did not approve a stockholder proposal regarding stockholders’ right to request a special meeting, as set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
35,836,864	36,435,219	72,045	8,845,306

Item 9.01    Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

3.1	Fourth Amended and Restated Certificate of Incorporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLOOMIN’ BRANDS, INC.
(Registrant)

Date:	April 20, 2022	By:	/s/ Kelly Lefferts
Kelly Lefferts
Executive Vice President, Chief Legal Officer and Secretary